Filed under Rules 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

Systematic Core Fund

(the “Fund”)

Supplement dated March 14, 2023

to the Fund’s Summary Prospectus and Prospectus, each dated October 1, 2022,

as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Fund Summary: Systematic Core Fund – Investment Adviser,” the table under the heading “Portfolio Managers,” is replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
Andrew Alford Managing Director and Portfolio Manager	2023
Karhan E. Akcoglu, PhD Vice President and Portfolio Manager	2021

Additionally, in the section of the Prospectus entitled “Management,” under the heading “Investment Subadvisers – Systematic Core Fund,” the third, fourth, fifth, sixth, seventh and eighth paragraphs are replaced with the following:

The team responsible for managing the Systematic Core Fund is Andrew Alford and Karhan E. Akcoglu.

Mr. Alford is a managing director in Quantitative Investment Strategies (QIS) within Goldman Sachs Asset Management, serving as co-head of equity research. He joined Goldman Sachs in 1998 on the QIS equity alpha research team and became head of equity alpha research in 2000. Mr. Alford became a senior portfolio manager in 2005, and joined the Quantitative Equity Solutions team in 2011 as head of research. He became head of environmental, social, and governance (ESG) research in 2019, and assumed his current role in 2022. Mr. Alford was named managing director in 2004.

Prior to joining the firm, Mr. Alford was an accounting professor at the Wharton School of the University of Pennsylvania and the Massachusetts Institute of Technology Sloan School of Management. He has also served as an academic fellow in the Office of Economic Analysis at the Securities and Exchange Commission in Washington, DC.

Mr. Alford is a member of the Research Committee for the Institute for Quantitative Research in Finance (Q Group).

Mr. Alford earned a BS in Information and Computer Science from the University of California at Irvine in 1984 and an MBA and PhD from the Graduate School of Business at The University of Chicago in 1986 and 1990, respectively.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Summary Prospectus or Prospectus, as applicable.

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